UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 6, 2006

                          SMART ENERGY SOLUTIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

        0-26027                                            87-0626333
        -------                                            ----------
(Commission File Number)                      (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
                                -----------------
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01 Other Events.

As of March 6, 2006, Smart Energy Solutions, Inc. (the "Registrant") has received a lock-up agreement from each of 29 shareholders with respect to an aggregate of 37,029,528 shares (representing 51%) of the Registrant's common stock. Each lock-up agreement prohibits the shareholder from selling the shares which are specified in such shareholder's lock-up agreement until April 2008, except as follows:

(1) After April 2006, the shareholder may sell 20% of the shares specified in such shareholder's lock-up agreement.

(2) After April 2007, the shareholder may sell 30% of the shares specified in such shareholder's lock-up agreement.

(3) After April 2008, the balance remaining may be sold by the shareholder.

Notwithstanding the foregoing, the shares held by the shareholder may be sold at anytime as long as such sale does not involve the shares being sold on the Over-The-Counter Bulletin Board (or any other exchange or medium where the securities of the Registrant are listed or quoted), provided that any transferee agrees to be bound by the terms of the lock-up agreement.

For all the terms and conditions of the lock-up agreements, reference is hereby made to the form of such agreement annexed hereto as exhibit 10.25. All statements made herein concerning the foregoing agreements are qualified by references to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                  Not applicable

(c)   Exhibits:

      Exhibit 10.25 Form of Lock-Up Agreement


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SMART ENERGY SOLUTIONS, INC.


                                      By: /s/ Pete Mateja
                                          Name: Pete Mateja
                                          Title: Chief Executive Officer


Date:  March 6, 2006

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